Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.1030%


        Excess Protection Level
        3 Month Average   5.90%
          March, 2000   5.96%
          February, 2000   6.25%
          January, 2000   5.49%


        Cash Yield                                  19.39%


        Investor Charge Offs                         4.70%


        Base Rate                                    8.74%


        Over 30 Day Delinquency                      4.65%


        Seller's Interest                            8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,321,526,239.83